ANNUAL REPORT
OCTOBER 31, 2002

Prudential
Value Fund

FUND TYPE
Large-capitalization stock

OBJECTIVE
Capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.


Prudential Financial is a service mark of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

(LOGO) Prudential Financial

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Prudential Value Fund

Performance at a Glance

INVESTMENT GOALS AND STYLE
The Prudential Value Fund's (the Fund) investment objective is capital appreciation. The Fund seeks capital appreciation by investing primarily (normally 80% of its total assets) in stocks and convertible securities that we believe will provide investment returns above those of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) or the New York Stock Exchange (NYSE) Composite Index. The Fund emphasizes stocks that are considered undervalued, given their earnings, cash flow, or asset values. There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition

Sectors expressed as a percentage of
net assets as of 10/31/02
     24.8%   Financials
     12.7    Consumer Discretionary
      9.8    Energy
      9.7    Information Technology
      8.3    Materials
      7.6    Healthcare
      6.5    Industrials
      6.5    Telecommunication Services
      5.0    Consumer Staples
      5.0    Utilities
      4.1    Cash & Equivalents

Portfolio composition is subject to change.

Ten Largest Holdings

Expressed as a percentage of
net assets as of 10/31/02
     3.6% Citigroup, Inc.
          Diversified Financials
     2.0  Bank of America Corp.
          Banks
     2.0  Lehman Brothers Holdings, Inc.
          Diversified Financials
     1.8  Verizon Communications, Inc.
          Diversified Telecommunication Services
     1.5  BellSouth Corp.
          Diversified Telecommunication Services
     1.5  ENSCO International, Inc.
          Energy Equipment & Services
     1.5  SBC Communications, Inc.
          Diversified Telecommunication Services
     1.4  Hewlett-Packard Co.
          Computers & Peripherals
     1.4  HCA, Inc.
          Healthcare Providers & Services
     1.4  Temple-Inland, Inc.
          Containers & Packaging

Holdings are subject to change.

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                                  www.prudential.com  (800) 225-1852

Annual Report     October 31, 2002

Cumulative Total Returns(1)     As of 10/31/02

                                                         Since
                      One Year  Five Years  Ten Years  Inception(2)
Class A               -16.56%     -3.97%     136.86%     213.83%
Class B               -17.21      -7.52      119.62      249.73
Class C               -17.21      -7.52       N/A         70.53
Class Z               -16.34      -2.73       N/A         48.60
S&P 500 Index(3)      -15.10       3.72      156.47        ***
Russell 1000
 Value Index(4)       -10.02      11.97      190.13       ****
Lipper Multi-Cap
 Value Funds Avg.(5)  -12.63       9.23      166.39       ****

Average Annual Total Returns(1)     As of 9/30/02
                                                         Since
                      One Year  Five Years  Ten Years  Inception(2)
Class A               -24.90%     -3.86%       7.65%       8.39%
Class B               -25.12      -3.72        7.38        7.83
Class C               -23.04      -3.79         N/A        5.73
Class Z               -20.68      -2.61         N/A        5.08

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. (1)Source:
Prudential Investments LLC and Lipper Inc. The cumulative total returns do not take into account applicable sales charges. The average annual total returns do take into account applicable sales charges. Without the distribution and service (12b-1) fee waiver for Class A shares, the returns would have been lower. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for shares redeemed within 18 months of purchase. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The cumulative and average annual total returns in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. (2)Inception dates: Class A, 1/22/90; Class B, 1/2/87; Class C, 8/1/94; and Class
Z, 3/1/96. (3)The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. (4)The Russell 1000 Value Index is an unmanaged index comprising those securities in the Russell 1000 Index with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price/earnings ratios, higher dividend yields, and lower forecasted growth values. (5)The Lipper Average is unmanaged, and is based on the average return of all funds in each share class for the one-year, five-year, ten-year, and since inception periods in the Lipper Multi-Cap Value Funds category. Funds in the Lipper Multi-Cap Value Funds Average typically have a below-average price/earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P SuperComposite 1500 Index. Investors cannot invest directly in an index. The returns for the S&P 500 Index, Russell 1000 Value Index, and Lipper Average would be lower if they included the effect of sales charges, operating expenses, or taxes. ***S&P 500 Index Since Inception returns are 257.12% for Class
A, 374.15% for Class B, 123.12% for Class C, and 53.11% for Class Z. ****Russell 1000 Value Index Since Inception returns are 280.43% for Class A, 395.59% for Class B, 132.09% for Class C, and 64.90% for
Class Z. *****Lipper Multi-Cap Value Funds Since Inception returns are 253.45% for Class A, 351.97% for Class B, 114.43% for Class C, and 54.82% for Class Z.

                                                                           1

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(LOGO) Prudential Financial            December 10, 2002

DEAR SHAREHOLDER,
The 12-month period ended October 31, 2002 was disappointing for stock investors. At the beginning of the period in the wake of the terrorist attacks, interest-rate reductions in the United States and Europe spurred hopes that the economy would recover quickly. Signs of greater economic activity encouraged that optimism. Soon, however, a series of bankruptcies, indictments, earnings disappointments, conflicting economic signs, and the possibility of war with Iraq threw the stock markets into a steep and broadening decline.

Although the overall market fall accounted for most of the Prudential Value Fund's loss, the Fund trailed the market and the performance of its peers, as measured by the Lipper Multi-Cap Value Funds Average. The Fund's advisers describe the investing environment and the factors accounting for the loss in greater detail in the following report.

The past two and a half years have been challenging for equity investors. We encourage you to talk with your financial professional about the impact of recent events on your investment plan. We appreciate your continued confidence in Prudential mutual funds through these trying times.

Sincerely,



David R. Odenath, Jr., President
Prudential Value Fund

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Prudential Value Fund

Annual Report     October 31, 2002

INVESTMENT ADVISERS' REPORT

OVERVIEW OF THE INVESTING ENVIRONMENT
As value investors, we look for undervalued stocks. We try to identify situations where a corporation's asset value is greater than is reflected in its stock price and where the asset value is stable. Unfortunately, in this reporting period, there were several instances in which asset values were undermined by rapid unexpected deterioration of a company's cash flow. There were also many cases of companies that had to restate their earlier earnings, sometimes for reasons that led to criminal indictments. This shook investor confidence generally, and resulted in extraordinary share-price falls. In addition, the deteriorating economic backdrop and a lack of pricing power reduced asset values in most industries. These detractors affected the overall market and most value investors.

Several prominent firms filed for bankruptcy. Enron Corporation was an energy merchant--a company that buys energy wholesale and/or produces its own and sells it to local utilities. Improper accounting concealed the liquidity crisis that caused its bankruptcy. Adelphia Communications is a cable service provider that had grown through many debt-financed acquisitions. Members of the founding family were accused of abusing their executive positions in the firm when $2.3 billion in off-balance-sheet debt came to light. Both stocks were among the large detractors from return.

Tyco International is a large industrial conglomerate. After its former CEO was indicted for tax evasion, its new management and new accountants uncovered reporting and financial irregularities that had been hard to see in the company's complicated financial statements. Its stock had a deep fall and was a detractor from return.

The troubles of all of these firms affected entire categories of stocks that were tainted because they were in similar businesses or had similarly complicated structures. Other large detractors were companies that we

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Prudential Value Fund

Annual Report     October 31, 2002

thought were improving their free cash flow, such as the wireless telecommunications companies, but that weren't as successful as we expected.

The Fund had gains in a diverse group of stocks, primarily nonmanufacturing companies such as financial services, consumer services, energy reserves and services, and health services.

ENERGY MERCHANTS HURT; PRODUCERS HELPED
When it became clear that the profitability of Enron had been exaggerated, investors took an aversion to all companies that had exposure to energy merchant operations. Many of these firms carried high levels of debt, but not as much as Enron, and no more than their profits could support. Even so, they were forced to strengthen their balance sheets by issuing stock despite the unfavorable conditions. Investors were also concerned about potential legal liabilities for actions during the California energy crisis. Moreover, the economic recession and slow recovery reduced the demand for energy. This combination of unexpected issues hurt the Fund's positions in El Paso, Williams Companies, and Duke Energy.

However, stocks of companies providing or helping to provide energy made significant positive contributions to this period's return. For example, companies with energy reserves or drilling activities outside the Middle East benefited from the prospect of instability there. Our positions in Amerada Hess (which announced positive results from exploration in West Africa), Talisman Energy, Transocean, Ensco International, TotalFinaElf, ConocoPhillips, and others were positive contributors, as were several high-quality electric utilities, including Exelon and FPL Group.

At period-end, the Fund had a much smaller exposure to the energy and utilities sectors than at the beginning of the fiscal year. Duke Energy was the only energy merchant remaining in the portfolio. The Fund's energy holdings were focused on oil and gas field services and companies with substantial energy reserves.

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TELECOMMUNICATIONS SERVICES HAD A NEGATIVE IMPACT
Most companies in the telecommunications services sector spent too much for too long, building much more transmission capacity than they can currently use. Competition in long-distance and wireless services is fierce, while the introduction of new digital services has been slower than expected. Detractors from the Fund's return included wireless companies, such as Western Wireless, Verizon Wireless, Sprint PCS, and AT&T Wireless, as well as local phone companies SBC Communications, Verizon, and WorldCom. We expected consolidation in the wireless industry to allow profit margins to rise, but there hasn't been enough consolidation yet. We reduced our exposure to the industry. Our largest holdings at period-end were Verizon and Bellsouth (see
Comments on Largest Holdings for both), which we still expect to benefit from consolidation in this sector.

The competition facing the cable television industry comes from an alternative distribution system--satellite television. Moreover, cable systems are starting to offer new digital services--such as digital cable and video on demand. They are finding their customers slow to adopt the new services. In addition to Adelphia, Cablevision was one of the Fund's larger detractors.

OUR FINANCIALS WERE MIXED
The stocks of three of the largest and most respected companies in the world, each of which had grown through a long series of acquisitions, were hurt by the accounting problems at Tyco and Adelphia, although the companies themselves had reputations for outstanding management quality and integrity. They were the insurance company American International Group (AIG), the bank Citigroup (see Comments on Largest Holdings), and General Electric, whose lending subsidiary has been producing a large part of its profits.

AIG also was affected by concerns that hurt many insurance companies in the portfolio. They were exposed to loss of capital either by losses in their investment portfolios or by exposure to claims arising out of terrorist acts,

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Prudential Value Fund

Annual Report     October 31, 2002

asbestos liability, or European floods. Financial firms are required by regulators to maintain a certain level of capital as security for risk-generating activities such as lending and insuring. Some had to raise capital or reduce their business activities to meet these capital adequacy requirements. In addition to its asbestos exposure, Hartford Financial Services Group had a large variable annuity business that was hurt when the poor equity markets deterred potential annuity investors.

Some of the Fund's insurance stocks rose despite the market trend, making large contributions to return. For example, Allstate benefited from positive trends in personal property/casualty lines--automobile and home insurance--where rate increases are being rolled out state by state. This adds steady revenue growth.

The slow capital markets (stock and bond issuance, advising on mergers and acquisitions, and large-scale lending) hurt our positions in other financial firms, including JPMorgan and Lehman Brothers Holdings (see Comments on Largest Holdings). We expect the capital markets to recover, and have purchased securities of firms that we believe have sound franchises at value prices.

The largest single positive contribution to the Fund's return came from Principal Financial Group. It has a variable annuity business that is focused on the bond market, which performed well, and a 401(k) business where regular contributions were relatively insensitive to market conditions. Lending institutions--Bank of America (see Comments on Largest Holdings), MBNA, Wells Fargo, and Washington Mutual-- benefited from an interest-rate environment that increased the profit margin on loans. Bank of America also had attractive profit growth from internal restructuring.

The Fund made opportunistic purchases after the September 11, 2001 World Trade Center attacks when some shares dropped significantly because

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investors overestimated companies' exposure to the damage. For example, most of Bank of New York's facilities were in downtown New York, so its shares dropped sharply. It is primarily a custodian and transaction processor of securities not exposed to many of the negative winds blowing against the financial sector. Its shares bounced quickly and we took our profits early in the fiscal year. Shares of Equity Office Properties, a real estate investment trust
(REIT), also dropped after the attacks, but the sellers overestimated its concentration in New York. We took our profits after the shares rebounded. We had smaller gains on two other REITs.

GAINS ON HEALTH SERVICES; LOSSES ON PHARMACEUTICALS
The Fund's investments in managed care providers--such as Anthem (which owns the Blue Cross and Blue Shield franchises in eight states), Humana, and Wellpoint Health Network--and hospital managers such as HCA were positive contributors to return. The profits of health service providers had been squeezed for several years by insurers' low reimbursement rates. As rates rose to a profitable level, the huge growth potential of this market attracted investors. The hospital managers also benefited from consolidation in the industry, which closed unprofitable hospitals and decreased the proportion of hospital beds that were empty.

On the other hand, two major drug companies were among the larger detractors from return. Wyeth shares fell dramatically after a study found a small additional risk from hormone therapy. As a result, sales of Wyeth's widely used Premarin-related products fell. Investors also feared the possibility of litigation. We think the fall was an overreaction. Bristol-Myers Squibb shares suffered from an unfavorable Federal Drug Administration (FDA) ruling on a drug that had been expected to boost profits. It also appeared that its distribution channel--wholesalers and retailers--had too much of its products in inventory. We initially reduced our position, but added later at a lower price.

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Prudential Value Fund

Annual Report     October 31, 2002

CONSUMER SPENDING DROVE MOST OF OUR GAINS
The major positive contributions to return were in industries driven by consumer spending. Print media--News Corporation, McGraw-Hill, and the New York Times--were large contributors. McGraw-Hill owns Standard & Poor's (among other holdings), whose credit-rating service benefited from the increased attention to creditworthiness. In our view, the other two are very cost-conscious and well-run companies, primarily newspaper properties. The Gannett chain of newspapers made a smaller contribution to return. It focuses on local publications, which tend to hold up better in a recession than national media. Most entertainment media benefited because investors expected advertising volume to increase with the improving economy. Viacom (which owns CBS and an outdoor billboard business among other holdings) and Metro Goldwyn Mayer contributed gains.

The Fund's holdings in the retail and leisure industries benefited from the sustained strength of consumer spending and a rebound in travel. Retail stocks had become inexpensive early in the middle of 2000 when the Federal Reserve was ratcheting up interest rates. They began to recover when it became clear that consumers were continuing to spend and these companies displayed superior earnings growth. The Fund had gains on a variety of consumer stocks, including Harrah's Entertainment, Inc.; Anheuser Busch Co., Inc.; Dell Computer Corp.; Cendant; Lowes; Gillette; Fortune Brands; Sara Lee Corp.; R.J. Reynolds Tobacco Holdings; and Brunswick. Many of these had accelerating earnings because of restructuring or because they entered new markets that added to their attractiveness.

MATERIALS STOCKS ANTICIPATED A RECOVERY
We found some compelling values in the materials sector. Unlike their behavior in previous recessions, many materials companies held down production and cut costs when demand slowed. They are positioned now to increase profits when the global economy picks up. However, their shares were inexpensive because the recession and slow economic recovery

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depressed their current revenues. One of the largest contributors to return was Freeport-McMoran Copper and Gold. We thought the price of copper would bounce off its lows, which it did. A jump in the price of gold also boosted the firm's earnings. Newmont Mining was another gold stock that performed well. Chemical firms Nova Chemicals and Praxair had positive returns.

LOOKING AHEAD
We have not seen any material changes to economic trends. Although growth is sluggish, we believe a recovery is under way, albeit one that is very different from the torrent of pent-up consumer demand in a typical business cycle. We expect a gradual recovery, with inflation staying close to zero. Muted inflation can be a double-edged sword as it reduces corporations' pricing power for their products, resulting in diminished revenue growth and narrow profit margins. The benefit typically is low interest rates, which allow stocks to be valued more highly (higher price/earnings ratios, or P/E's) in financial models.

The Fund remains broadly diversified, but we think there have been many opportunities in sectors that have been hit hard by the recession, and in which production capacity was shut down. These may see the greatest profit growth with small increases in the pace of economic activity. They include consumer stocks such as media firms, and energy, industrials, and basic materials companies. Some value opportunities hinge on the recovery of share prices from oversold levels rather than on rising earnings. Financial firms, including those in capital markets activities and insurance companies, are heavily represented in this category.

Prudential Value Fund Management Team

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Prudential Value Fund

Holdings expressed as a percentage of the Fund's net assets

Comments on Largest Holdings  As of 10/31/02
3.6%  Citigroup, Inc./Diversified Financials
      Citigroup has extremely strong management, and is one of only four top players in the global capital markets business--a business with long-range growth potential because of the surge in global restructuring. It has consistent earnings, a strong record of integrating acquisitions, and is diversified in its geography and product set. In addition, it has tight cost controls and a significant amount of excess capital to use for share repurchases or acquisitions.

2.0%  Bank of America Corp./Banks
      Bank of America, the second largest commercial bank in the United States, has market leadership in the three fastest growing states in the country. CEO Kenneth Lewis has increased its revenues and reduced its costs since taking over a little more than a year ago. Bank of America is reinvesting its excess capital in growth businesses and stock repurchases. If an improving economy leads to a recovery in credit quality, the bank would benefit. The stock is attractively valued compared with its peers.

2.0%  Lehman Brothers Holdings, Inc./Diversified Financials
      Lehman Brothers is a leading investment bank that has exhibited exceptionally good cost control over the past few years. It is continuing to gain market share in Europe, a rapidly developing market for investment banking and mergers and acquisitions, comparable in potential size to the U.S. market. As one of the few remaining independent investment banks, it also would be an attractive merger candidate for a global player looking to gain a foothold in the U.S. market.

1.8% Verizon Communications, Inc./Diversified Telecommunication Services Verizon is the largest local telephone company and the second largest overall telecommunications carrier in the United States. It also provides wireless telecommunications and Internet services. It is well-positioned, serving most of the 100 largest markets in the United States.

1.5%  BellSouth Corp./Diversified Telecommunication Services
      BellSouth is the incumbent local carrier in nine southeastern states, and the third largest local telephone company in the United States. The business model of these regional Bell companies is strengthening as the upstart competitive local carriers go out of business. The regional Bells are using their local service as a base for expansion. BellSouth is co-owner of Cingular Wireless, the second largest wireless service provider in the country.

Holdings are subject to change.

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       Prudential Value Fund
             Portfolio of Investments as of October 31, 2002

Shares          Description                                         Value (Note 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  96.0%
Common Stocks
-------------------------------------------------------------------------------------
Aerospace & Defense 2.8%
      173,100   Boeing Co.                                          $      5,149,725
       61,100   General Dynamics Corp.                                     4,834,843
      113,700   Honeywell International, Inc.                              2,721,978
       36,200   Northrop Grumman Corp.(b)                                  3,733,306
       96,300   Raytheon Co.                                               2,840,850
       58,400   United Technologies Corp.                                  3,601,528
                                                                    ----------------
                                                                          22,882,230
-------------------------------------------------------------------------------------
Airlines  0.2%
      184,900   Delta Air Lines, Inc.                                      1,863,792
-------------------------------------------------------------------------------------
Auto Components  0.1%
       14,750   Johnson Controls, Inc.                                     1,150,500
-------------------------------------------------------------------------------------
Banks  5.4%
      233,900   Bank of America Corp.                                     16,326,220
       71,900   Comerica, Inc.                                             3,139,154
      129,500   FleetBoston Financial Corp.                                3,029,005
       69,500   PNC Financial Services Group                               2,825,870
      153,600   SouthTrust Corp.                                           3,935,232
       97,800   Wachovia Corp.                                             3,402,462
       91,500   Washington Mutual, Inc.                                    3,272,040
      152,800   Wells Fargo & Co.                                          7,711,816
                                                                    ----------------
                                                                          43,641,799
-------------------------------------------------------------------------------------
Beverages  0.7%
       68,200   Anheuser-Busch Co., Inc.                                   3,598,232
       49,800   PepsiCo, Inc.                                              2,196,180
                                                                    ----------------
                                                                           5,794,412
-------------------------------------------------------------------------------------
Chemicals  3.0%
      195,100   Dow Chemical Co.                                           5,070,649
       48,500   E.I. du Pont de Nemours & Co.                              2,000,625
      425,400   IMC Global, Inc.(b)                                        4,679,400

    See Notes to Financial Statements                                     11

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       Prudential Value Fund
             Portfolio of Investments as of October 31, 2002 Cont'd.

Shares          Description                                         Value (Note 1)
------------------------------------------------------------------------------------------
      337,522   Lyondell Chemical Co.(b)                            $      4,219,025
      372,974   Monsanto Co.                                               6,165,260
       46,400   Praxair, Inc.                                              2,528,800
                                                                    ----------------
                                                                          24,663,759
-------------------------------------------------------------------------------------
Commercial Services & Supplies  0.8%
      272,800   Waste Management, Inc.                                     6,279,856
-------------------------------------------------------------------------------------
Communications Equipment  1.1%
    1,214,500   3Com Corp.(a)                                              5,123,976
      158,000   Cisco Systems, Inc.(a)                                     1,766,440
      196,100   Motorola, Inc.                                             1,798,237
                                                                    ----------------
                                                                           8,688,653
-------------------------------------------------------------------------------------
Computers & Peripherals  2.3%
       30,100   Dell Computer Corp.(a)                                       861,161
      731,521   Hewlett-Packard Co.                                       11,558,032
       72,772   International Business Machines Corp.                      5,744,622
      132,400   Sun Microsystems, Inc.(a)                                    392,036
                                                                    ----------------
                                                                          18,555,851
-------------------------------------------------------------------------------------
Containers & Packaging  1.4%
      270,000   Temple-Inland, Inc.(b)                                    11,075,400
-------------------------------------------------------------------------------------
Diversified Financials  11.5%
      259,700   American Express Co.                                       9,445,289
      782,100   Citigroup, Inc.                                           28,898,595
      147,400   Edwards (A.G.), Inc.                                       4,849,460
      105,800   Fannie Mae                                                 7,073,788
      114,900   Goldman Sachs Group, Inc.(b)                               8,226,840
      196,500   Household International, Inc.                              4,668,840
      131,200   J.P. Morgan Chase & Co.                                    2,722,400
       81,000   Legg Mason, Inc.                                           3,763,260
      303,300   Lehman Brothers Holdings, Inc.(b)                         16,156,791
       65,530   Merrill Lynch & Co., Inc.                                  2,486,863
       30,200   Morgan Stanley                                             1,175,384
      128,800   Principal Financial Group                                  3,612,840
                                                                    ----------------
                                                                          93,080,350

    12                                     See Notes to Financial Statements

       Prudential Value Fund
             Portfolio of Investments as of October 31, 2002 Cont'd.

Shares          Description                                         Value (Note 1)
------------------------------------------------------------------------------------------
Diversified Telecommunication Services  6.5%
      151,000   ALLTEL Corp.                                        $      7,506,210
      558,322   AT&T Corp.                                                 7,280,519
      466,210   BellSouth Corp.                                           12,191,391
      462,480   SBC Communications, Inc.                                  11,867,237
      379,900   Verizon Communications, Inc.                              14,345,024
                                                                    ----------------
                                                                          53,190,381
-------------------------------------------------------------------------------------
Electric Utilities  3.5%
       63,800   American Electric Power Co., Inc.                          1,635,832
       45,000   Cinergy Corp.                                              1,399,950
       37,300   Constellation Energy Group, Inc.                             954,134
      177,800   Dominion Resources, Inc.                                   8,534,400
       48,700   Exelon Corp.                                               2,454,480
       75,900   FirstEnergy Corp.                                          2,462,955
       76,800   FPL Group, Inc.                                            4,529,664
      461,600   PG&E Corp.(a)                                              5,008,360
       80,600   TXU Corp.                                                  1,156,610
                                                                    ----------------
                                                                          28,136,385
-------------------------------------------------------------------------------------
Electrical Equipment  1.0%
       79,000   Emerson Electric Co.                                       3,806,220
      163,900   Harris Corp.                                               4,323,682
                                                                    ----------------
                                                                           8,129,902
-------------------------------------------------------------------------------------
Electronic Equipment & Instruments  1.6%
      112,000   Amphenol Corp. (Class A)(a)                                4,312,000
      407,800   Ingram Micro, Inc. (Class A)(a)(b)                         5,843,774
    1,408,500   Solectron Corp.(a)(b)                                      3,169,125
                                                                    ----------------
                                                                          13,324,899
-------------------------------------------------------------------------------------
Energy Equipment & Services  4.3%
      239,400   Baker Hughes, Inc.                                         6,954,570
      442,800   ENSCO International, Inc.                                 11,973,312
      334,400   GlobalSantaFe Corp.                                        7,992,160
       61,000   Schlumberger Ltd. (Netherlands)                            2,446,710
      135,600   Weatherford International Ltd. (Bermuda)(a)                5,429,424
                                                                    ----------------
                                                                          34,796,176

    See Notes to Financial Statements                                     13

       Prudential Value Fund
             Portfolio of Investments as of October 31, 2002 Cont'd.

Shares          Description                                         Value (Note 1)
------------------------------------------------------------------------------------------
Food Products  2.3%
      415,100   ConAgra Foods, Inc.                                 $     10,066,175
       40,900   General Mills, Inc.                                        1,689,988
      293,600   Sara Lee Corp.                                             6,702,888
                                                                    ----------------
                                                                          18,459,051
-------------------------------------------------------------------------------------
Gas Utilities  1.0%
      372,700   Sempra Energy(b)                                           8,251,578
-------------------------------------------------------------------------------------
Health Care Providers & Services  2.6%
       60,500   Anthem, Inc.(a)(b)                                         3,811,500
      262,400   HCA, Inc.                                                 11,411,776
      106,300   Health Management Associates, Inc. (Class A)               2,032,456
      248,526   Humana, Inc.(a)                                            3,027,047
       34,950   Tenet Healthcare Corp.(a)                                  1,004,812
                                                                    ----------------
                                                                          21,287,591
-------------------------------------------------------------------------------------
Hotels Restaurants & Leisure  1.3%
       69,800   Harrah's Entertainment, Inc.(a)                            2,931,600
      209,600   McDonald's Corp.                                           3,795,856
      104,962   Starwood Hotels & Resorts Worldwide, Inc. (Class
                 B)                                                        2,445,615
       45,600   Wendy's International, Inc.                                1,444,608
                                                                    ----------------
                                                                          10,617,679
-------------------------------------------------------------------------------------
Household Durables  0.2%
       26,100   Fortune Brands, Inc.                                       1,306,566
-------------------------------------------------------------------------------------
Household Products  0.6%
       47,000   Colgate-Palmolive Co.                                      2,584,060
       31,300   Kimberly-Clark Corp.                                       1,611,950
       10,400   Procter & Gamble Co.                                         919,880
                                                                    ----------------
                                                                           5,115,890
-------------------------------------------------------------------------------------
Industrial Conglomerates  0.7%
      181,600   General Electric Co.                                       4,585,400
       20,000   Textron, Inc.                                                820,000
                                                                    ----------------
                                                                           5,405,400

    14                                     See Notes to Financial Statements

       Prudential Value Fund
             Portfolio of Investments as of October 31, 2002 Cont'd.

Shares          Description                                         Value (Note 1)
------------------------------------------------------------------------------------------
Insurance  7.6%
      247,200   Allstate Corp.                                      $      9,833,616
      148,500   American International Group, Inc.                         9,288,675
      265,500   Hartford Financial Services Group, Inc.                   10,487,250
      161,099   Lincoln National Corp.                                     4,915,130
      135,900   Loews Corp.                                                5,862,726
       95,900   Marsh & McLennan Co., Inc.                                 4,479,489
       30,900   MetLife, Inc.                                                737,892
      104,900   St. Paul Co., Inc.                                         3,440,720
       88,053   Travelers Property Casualty Corp. (Class A)(a)             1,175,508
       17,983   Travelers Property Casualty Corp. (Class B)(a)               243,130
      144,400   XL Capital Ltd. (Class A)                                 10,996,060
                                                                    ----------------
                                                                          61,460,196
-------------------------------------------------------------------------------------
IT Consulting & Services  0.1%
       71,900   BearingPoint, Inc.(a)                                        560,820
-------------------------------------------------------------------------------------
Leisure Equipment & Products  0.5%
       70,100   Brunswick Corp.                                            1,442,658
      163,800   Mattel, Inc.                                               3,007,368
                                                                    ----------------
                                                                           4,450,026
-------------------------------------------------------------------------------------
Machinery  0.7%
       27,200   Deere & Co.                                                1,261,808
       21,600   Eaton Corp.                                                1,477,224
       47,300   Illinois Tool Works, Inc.                                  2,904,220
                                                                    ----------------
                                                                           5,643,252
-------------------------------------------------------------------------------------
Media  7.1%
      472,100   AOL Time Warner, Inc.(a)                                   6,963,475
      121,500   EchoStar Communications Corp. (Class A)(a)(b)              2,477,385
       32,400   Gannett Co., Inc.                                          2,460,132
      190,800   Lamar Advertising Co.(a)(b)                                6,475,752
      315,700   Liberty Media Corp. (Series A)(a)                          2,610,839
       65,300   McGraw-Hill Co., Inc.                                      4,211,850
      127,800   New York Times Co. (Class A)(b)                            6,186,798
      533,800   News Corp. Ltd., ADR (Australia)(b)                       10,553,226

    See Notes to Financial Statements                                     15

       Prudential Value Fund
             Portfolio of Investments as of October 31, 2002 Cont'd.

Shares          Description                                         Value (Note 1)
------------------------------------------------------------------------------------------
       39,600   Omnicom Group, Inc.                                 $      2,282,148
      142,000   The Walt Disney Co.                                        2,371,400
      245,900   Viacom, Inc. (Class B)(a)                                 10,969,599
                                                                    ----------------
                                                                          57,562,604
-------------------------------------------------------------------------------------
Metals & Mining  1.1%
       89,450   Alcoa, Inc.                                                1,973,267
      323,500   Freeport-McMoRan Copper & Gold, Inc. (Class
                 B)(a)(b)                                                  3,946,700
       87,000   Inco Ltd. (Canada)(a)                                      1,661,700
       33,600   Phelps Dodge Corp.(a)                                      1,042,272
                                                                    ----------------
                                                                           8,623,939
-------------------------------------------------------------------------------------
Multiline Retail  1.7%
      104,800   Costco Wholesale Corp.(a)                                  3,555,864
      199,300   Federated Department Stores, Inc.(a)                       6,118,510
       59,400   May Department Stores Co.                                  1,386,990
       93,000   Target Corp.                                               2,801,160
                                                                    ----------------
                                                                          13,862,524
-------------------------------------------------------------------------------------
Multi-Utilities  0.5%
      212,130   Duke Energy Corp.                                          4,346,544
-------------------------------------------------------------------------------------
Office Electronics  1.3%
    1,566,800   Xerox Corp.(a)(b)                                         10,403,552
-------------------------------------------------------------------------------------
Oil & Gas  5.5%
       37,800   Amerada Hess Corp.                                         1,939,140
       28,300   Anadarko Petroleum Corp.                                   1,260,482
       77,500   ChevronTexaco Corp.                                        5,241,325
      112,985   ConocoPhillips                                             5,479,772
      205,800   Exxon Mobil Corp.                                          6,927,228
       32,100   Kerr-McGee Corp.                                           1,396,350
      203,500   Occidental Petroleum Corp.                                 5,805,855
       40,900   Premcor, Inc.(a)                                             820,045
       33,800   Royal Dutch Petroleum Co. (Netherlands)                    1,445,964
       67,700   Sunoco, Inc.                                               2,029,646
      109,500   Teekay Shipping Corp. (Bahamas)(b)                         3,589,410
       93,200   Total Fina Elf S.A., ADR (France)                          6,339,464

    16                                     See Notes to Financial Statements

       Prudential Value Fund
             Portfolio of Investments as of October 31, 2002 Cont'd.

Shares          Description                                         Value (Note 1)
------------------------------------------------------------------------------------------
       35,400   Unocal Corp.                                        $        978,456
       46,900   Valero Energy Corp.                                        1,651,349
                                                                    ----------------
                                                                          44,904,486
-------------------------------------------------------------------------------------
Paper & Forest Products  2.8%
      218,200   Boise Cascade Corp.                                        5,190,978
      241,500   International Paper Co.                                    8,435,595
       90,900   MeadWestvaco Corp.                                         1,904,355
      168,500   Weyerhaeuser Co.                                           7,633,050
                                                                    ----------------
                                                                          23,163,978
-------------------------------------------------------------------------------------
Pharmaceuticals  5.0%
       98,800   Abbott Laboratories                                        4,136,756
       84,100   Bristol-Myers Squibb Co.                                   2,069,701
       41,600   Eli Lilly & Co.                                            2,308,800
       34,200   Johnson & Johnson                                          2,009,250
       80,400   Merck & Co., Inc.                                          4,360,896
      254,000   Pfizer, Inc.                                               8,069,580
      195,300   Pharmacia Corp.                                            8,397,900
      280,219   Wyeth                                                      9,387,336
                                                                    ----------------
                                                                          40,740,219
-------------------------------------------------------------------------------------
Railroads  0.3%
       38,250   Union Pacific Corp.                                        2,258,663
-------------------------------------------------------------------------------------
Real Estate Investment Trusts  0.4%
       91,800   Boston Properties, Inc.(b)                                 3,277,260
-------------------------------------------------------------------------------------
Semiconductor Equipment & Products  1.0%
      293,900   Agere Systems, Inc. (Class A)(a)                             255,693
    3,366,500   Agere Systems, Inc. (Class B)(a)                           3,130,845
       37,100   Analog Devices, Inc.(a)                                      994,280
       64,000   Intel Corp.                                                1,107,200
      320,500   LSI Logic Corp.(a)                                         1,890,950
       28,800   Texas Instruments, Inc.                                      456,768
                                                                    ----------------
                                                                           7,835,736

    See Notes to Financial Statements                                     17

       Prudential Value Fund
             Portfolio of Investments as of October 31, 2002 Cont'd.

Shares          Description                                         Value (Note 1)
------------------------------------------------------------------------------------------
Software  2.4%
      404,401   BMC Software, Inc.(a)                               $      6,446,152
      128,300   Microsoft Corp.(a)                                         6,860,201
      170,100   Synopsys, Inc.(a)(b)                                       6,438,285
                                                                    ----------------
                                                                          19,744,638
-------------------------------------------------------------------------------------
Specialty Retail  1.5%
      285,900   Circuit City Stores-Circuit City Group                     2,833,269
      158,200   Home Depot, Inc.                                           4,568,816
      499,200   Toys 'R' Us, Inc.(a)                                       4,987,008
                                                                    ----------------
                                                                          12,389,093
-------------------------------------------------------------------------------------
Textiles & Apparel  0.3%
       60,000   Jones Apparel Group, Inc.(a)                               2,078,400
-------------------------------------------------------------------------------------
Tobacco  1.3%
      141,100   Loews Corp. - Carolina Group                               2,822,000
      199,600   Philip Morris Co., Inc.                                    8,133,700
                                                                    ----------------
                                                                          10,955,700
                                                                    ----------------
                Total long-term investments (cost $869,299,172)          779,959,730
                                                                    ----------------
SHORT-TERM INVESTMENTS  11.4%
Mutual Fund  10.7%
   87,268,070   Prudential Core Investment Fund-Taxable Money
                 Market Series(c)
                 (cost $87,268,070; Note 3)                               87,268,070
                                                                    ----------------

    18                                     See Notes to Financial Statements

       Prudential Value Fund
             Portfolio of Investments as of October 31, 2002 Cont'd.

Principal
Amount
(000)          Description                                        Value (Note 1)
----------------------------------------------------------------------------------------
Repurchase Agreement  0.7%
$      5,295   Joint Repurchase Agreement Account,
                1.93%, 11/1/02
                (cost $5,295,000; Note 6)                                5,295,000
                                                                  ----------------
               Total short-term investments
                (cost $92,563,070)                                      92,563,070
                                                                  ----------------
               Total Investments  107.4%
                (cost $961,862,242; Note 5)                            872,522,800
               Liabilities in excess of other assets  (7.4%)           (59,870,009)
                                                                  ----------------
               Net Assets  100%                                   $    812,652,791
                                                                  ----------------
                                                                  ----------------

------------------------------
(a) Non-income producing security.
(b) Security, or portion thereof, on loan, see Note 4.
(c) Represents security, or portion thereof, purchased with cash collateral received for securities on loan.
ADR--American Depository Receipt.
S.A.--Societe Anonyme (French Company).

    See Notes to Financial Statements                                     19

       Prudential Value Fund
             Statement of Assets and Liabilities

                                                                 October 31, 2002
----------------------------------------------------------------------------------------
ASSETS
Investments, at value including collateral for securities on
 loan of $66,115,369 (cost $961,862,242)                          $   872,522,800
Receivable for investments sold                                         9,127,473
Dividends and interest receivable                                       1,234,569
Receivable for Fund shares sold                                           308,849
Receivable for securities lending                                          87,452
Tax reclaim receivable                                                     33,418
Prepaid expenses and other assets                                          26,701
                                                                 -----------------
      Total assets                                                    883,341,262
                                                                 -----------------
LIABILITIES
Payable to custodian                                                       61,733
Payable to broker for collateral for securities on loan                66,115,369
Payable for Fund shares reacquired                                      3,014,835
Accrued expenses                                                          707,298
Management fee payable                                                    382,054
Distribution fee payable                                                  325,196
Securities lending rebate payable                                          81,986
                                                                 -----------------
      Total liabilities                                                70,688,471
                                                                 -----------------
NET ASSETS                                                        $   812,652,791
                                                                 -----------------
                                                                 -----------------
Net assets were comprised of:
   Shares of beneficial interest, at par                          $       670,382
   Paid-in capital in excess of par                                   991,788,947
                                                                 -----------------
                                                                      992,459,329
   Undistributed net investment income                                  3,944,025
   Accumulated net realized loss on investments                       (94,411,121)
   Net unrealized depreciation on investments                         (89,339,442)
                                                                 -----------------
Net assets, October 31, 2002                                      $   812,652,791
                                                                 -----------------
                                                                 -----------------

    20                                     See Notes to Financial Statements

       Prudential Value Fund
             Statement of Assets and Liabilities Cont'd.

                                                                  October 31, 2002
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($516,702,433 / 42,460,734 shares of beneficial interest
      issued and outstanding)                                              $12.17
   Maximum sales charge (5% of offering price)                                .64
                                                                  ----------------
   Maximum offering price to public                                        $12.81
                                                                  ----------------
                                                                  ----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($241,922,684 / 20,123,192 shares of beneficial
      interest issued and outstanding)                                     $12.02
                                                                  ----------------
                                                                  ----------------
Class C:
   Net asset value and redemption price per share
      ($22,728,066 / 1,890,708 shares of beneficial interest
      issued and outstanding)                                              $12.02
   Sales charge (1% of offering price)                                        .12
                                                                  ----------------
   Offering price to public                                                $12.14
                                                                  ----------------
                                                                  ----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($31,299,608 / 2,563,571 shares of beneficial
      interest issued and outstanding)                                     $12.21
                                                                  ----------------
                                                                  ----------------

    See Notes to Financial Statements                                     21

       Prudential Value Fund
             Statement of Operations

                                                                        Year
                                                                       Ended
                                                                  October 31, 2002
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
   Dividends (net of foreign withholding taxes of $35,533)         $   19,034,201
   Interest                                                               278,765
   Income from securities loaned, (net)                                   112,021
                                                                  ----------------
      Total income                                                     19,424,987
                                                                  ----------------
Expenses
   Management fee                                                       5,938,013
   Distribution fee--Class A                                            1,644,430
   Distribution fee--Class B                                            3,471,146
   Distribution fee--Class C                                              290,713
   Transfer agent's fees and expenses                                   1,990,000
   Reports to shareholders                                                250,000
   Custodian's fees and expenses                                          215,000
   Registration fees                                                       76,000
   Legal fees and expenses                                                 38,000
   Audit fee                                                               28,000
   Trustees' fees                                                          19,000
   Insurance                                                               13,000
   Miscellaneous                                                           25,345
                                                                  ----------------
      Total expenses                                                   13,998,647
                                                                  ----------------
Net investment income                                                   5,426,340
                                                                  ----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
   FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investment transactions                                            (90,774,419)
   Foreign currency transactions                                              129
                                                                  ----------------
                                                                      (90,774,290)
                                                                  ----------------
Net change in unrealized depreciation on investments                  (89,288,445)
                                                                  ----------------
Net loss on investments and foreign currencies                       (180,062,735)
                                                                  ----------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $ (174,636,395)
                                                                  ----------------
                                                                  ----------------

    22                                     See Notes to Financial Statements

       Prudential Value Fund
             Statement of Changes in Net Assets

                                                        Year Ended October 31,
                                                 ------------------------------------
                                                       2002                2001
-------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                          $    5,426,340      $    7,341,970
   Net realized gain (loss) on investments and
      foreign currency transactions                  (90,774,290)        127,988,542
   Net change in unrealized depreciation of
      investments                                    (89,288,445)       (217,662,584)
                                                 ----------------    ----------------
   Net decrease in net assets resulting from
      operations                                    (174,636,395)        (82,332,072)
                                                 ----------------    ----------------
Dividends and distributions (Note 1)
   Dividends from net investment income
      Class A                                         (4,302,044)         (4,047,054)
      Class B                                                 --          (1,720,870)
      Class C                                                 --             (76,569)
      Class Z                                           (562,409)           (510,186)
                                                 ----------------    ----------------
                                                      (4,864,453)         (6,354,679)
                                                 ----------------    ----------------
   Distributions from net realized gains
      Class A                                        (63,947,693)        (43,012,250)
      Class B                                        (37,197,176)        (41,275,227)
      Class C                                         (2,861,741)         (1,905,243)
      Class Z                                         (5,853,100)         (4,519,066)
                                                 ----------------    ----------------
                                                    (109,859,710)        (90,711,786)
                                                 ----------------    ----------------
Fund share transactions (net of share
   conversions)
   (Note 7)
   Proceeds from shares sold                         144,192,974         407,261,831
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                                  107,139,107          91,013,157
   Cost of shares reacquired                        (328,410,307)       (595,808,811)
                                                 ----------------    ----------------
   Net decrease in net assets from Fund share
      transactions                                   (77,078,226)        (97,533,823)
                                                 ----------------    ----------------
Total decrease                                      (366,438,784)       (276,932,360)
NET ASSETS
Beginning of year                                  1,179,091,575       1,456,023,935
                                                 ----------------    ----------------
End of year(a)                                    $  812,652,791      $1,179,091,575
                                                 ----------------    ----------------
                                                 ----------------    ----------------
(a) Includes undistributed net investment
    income of                                     $    3,944,025      $    3,805,750
                                                 ----------------    ----------------

    See Notes to Financial Statements                                     23

       Prudential Value Fund
             Notes to Financial Statements

      Prudential Value Fund (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The investment objective of the Fund is capital appreciation. It seeks to achieve this objective by investing primarily in common stocks and convertible securities that provide investment income returns above those of the Standard & Poor's 500 Composite Stock Price Index or the NYSE Composite Index.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Securities Valuation:    Investments in securities traded on a national
securities exchange (or reported on the Nasdaq national market) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices quoted on such day or at the bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the manager, in consultation with the subadvisers to be over-the-counter, are valued by an independent pricing agent or more than one principal market maker. Securities for which market quotations are not readily available, other than private placements, are valued at a price supplied by an independent pricing agent which is, in the opinion of such pricing agent, representative of the market value of such securities as of the time of determination of net asset value or, using a methodology developed by an independent pricing agent, which is, in the judgment of the manager and subadvisers, able to produce prices which are representative of market value. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee and Board of Trustees in consultation with the manager and subadvisers. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

      Short-term securities which mature in more than 60 days are valued by an independent pricing agent or more than one principal market maker. Short-term securities which mature in 60 days or less are valued at amortized cost.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with United States financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of

       Prudential Value Fund
             Notes to Financial Statements Cont'd.

the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the closing daily rates of exchange;

      (ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long term securities held at the end of the fiscal year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal year. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains on investment transactions.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains (losses) realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized and unrealized gains (losses) on sales of portfolio securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes premiums and discounts on purchases of debt securities as

       Prudential Value Fund
             Notes to Financial Statements Cont'd.

adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income or loss, (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Taxes:    It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rates.

      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

      Securities Lending:    The Fund may lend its portfolio securities to
broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund recognizes income, net of any rebate, for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments, LLC ('PI'). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisers' performance of such services. Pursuant to a subadvisory agreement between PI and Jennison Associates LLC ('Jennison'), Deutsche Asset Management Inc. ('Deutsche Asset') and Victory Capital Management, Inc. ('Victory'), Deutsche Asset and Victory assume the day-to-day management responsibilities with Jennison retaining approximately half of the assets and Deutsche Asset and Victory each managing approximately 25% of assets. PI pays for

       Prudential Value Fund
             Notes to Financial Statements Cont'd.

the services of Jennison, Deutsche Asset and Victory, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PI is computed daily and payable monthly at an annual rate of .60 of 1% of the Fund's average daily net assets up to $500 million, .50 of 1% of the next $500 million, .475 of 1% of the next $500 million and .45 of 1% of the average daily net assets in excess of $1.5 billion.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares for the year ended October 31, 2002, respectively.

      PIMS has advised the Fund that it has received approximately $208,800 and $10,900 in front-end sales charges resulting from sales of Class A shares and Class C shares, respectively, during the year ended October 31, 2002. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the year ended October 31, 2002, it received approximately $429,400 and $7,800 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), is a party to a syndicated credit agreement ('SCA') with a group of banks. For the year ended October 31, 2002, the amounts of the commitment were as follows: $930 million from November 1, 2001 through December 31, 2001 and $500 million from January 1, 2002 through May 3, 2002. On May 3, 2002, the Funds renewed and amended the SCA, which effectively increased the banks' commitment to $800 million and allows the Funds to increase the commitment to $1 billion, if necessary. Interest on any borrowings under the SCA will be incurred at market rates.

       Prudential Value Fund
             Notes to Financial Statements Cont'd.

The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA is May 2, 2003.

      The Fund utilized the line of credit during the year ended October 31, 2002. The average daily balance for the three days the Fund had debt outstanding was $1,052,000 at a weighted average interest rate of 2.34%.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the year ended October 31, 2002, the Fund incurred fees of approximately $1,424,400 for the services of PMFS. As of October 31, 2002, approximately $114,500 of such fees were due to PMFS.

      The Fund pays networking fees to afffiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Fund incurred approximately $152,100 in total networking fees, of which the amount paid to Prudential Securities, Inc., an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential was approximately $144,800 for the year ended October 31, 2002. As of October 31, 2002, approximately $11,300 of such fees were due to PSI. These amounts are included in transfer agent's fees and expenses in the Statement of Operations.

      Prudential Securities Incorporated ('PSI'), which is an indirect, wholly owned subsidiary of Prudential, is the securities lending agent for the Fund. For the year ended October 31, 2002, PSI has been compensated approximately $37,300 for these services of which approximately $1,400 is payable at year end.

      The Fund invests in the Taxable Money Market Series (the 'Series'), a portfolio of Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market fund registered under the Investment Company Act of 1940, as amended, and managed by PI. As of October 31, 2002, the Fund earned income from the Series of approximately $763,000 and $42,000, respectively, by investing its excess cash and collateral from securities lending.

       Prudential Value Fund
             Notes to Financial Statements Cont'd.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2002 were $743,866,194 and $885,740,758, respectively.

      As of October 31, 2002, the Fund had securities on loan with an aggregate market value of $59,748,637. The Fund received $66,115,369 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures.

Note 5. Distributions and Tax Information
Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principals, are recorded on the ex-dividend date. In order to present undistributed net investment income (loss) and accumulated net realized gains (losses) on the statement of assets and liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, undistributed net investment income (loss) and accumulated net realized gain (loss) on investments. For the year ended October 31, 2002, the adjustments were to decrease undistributed net investment income and decrease accumulated net realized loss on investments by $423,612 due to a dividend distribution reclassification and other tax adjustments for tax purposes. Net investment income, net realized losses and net assets were not affected by this change.

      For the year ended October 31, 2002, the tax character of dividends paid as reflected in the Statements of Changes in Net Assets, was $4,864,453 of ordinary income and $109,859,710 of long-term capital gains.

      As of October 31, 2002, the accumulated undistributed earnings on tax basis consisted of $3,944,025 of ordinary income. As of October 31, 2002, the Fund had a capital loss carryforward for tax purposes of approximately $84,270,000 which expires in 2010. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. The income tax basis differs from the amount on the Statement of Assets and Liabilities primarily due to the deferral of wash sale losses.

      The United States federal income tax basis of the Fund's investments and the net unrealized depreciation as of October 31, 2002 were as follows:

                                                    Total Net
                                                    Unrealized
 Tax Basis       Appreciation     Depreciation     Depreciation
------------     ------------     ------------     ------------
$972,003,038     $ 40,797,386     $140,277,624     $ 99,480,238

       Prudential Value Fund
             Notes to Financial Statements Cont'd.

      The difference between book basis is primarily attributable to the difference in the treatment of wash sale losses for book and tax purposes.

Note 6. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or Federal agency obligations. As of October 31, 2002, the Fund had a 2.7% undivided interest in the joint account. The undivided interest for the Fund represented $5,295,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

      Greenwich Capital Markets, Inc., 1.93%, in the principal amount of $65,953,000, repurchase price $65,956,536, due 11/1/02. The value of the collateral including accrued interest was $67,275,039.

      JP Morgan Chase, 1.93%, in the principal amount of $65,953,000, repurchase price $65,956,536, due 11/1/02. The value of the collateral including accrued interest was $67,272,719.

      UBS Warburg, 1.93%, in the principal amount of $65,954,000, repurchase price $65,957,536, due 11/1/02. The value of the collateral including accrued interest was $67,276,447.

Note 7. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value or Class Z shares. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      The Fund has authorized an unlimited number of shares of beneficial interest at $.01 par value divided into four classes, designated Class A, Class B, Class C and Class Z.

       Prudential Value Fund
             Notes to Financial Statements Cont'd.

      Transactions in shares of beneficial interest were as follows:

Class A                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Year ended October 31, 2002:
Shares sold                                                   5,260,561    $  79,965,297
Shares issued in reinvestment of dividends and
  distributions                                               4,041,024       62,797,511
Shares reacquired                                           (13,615,945)    (198,415,787)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (4,314,360)     (55,652,979)
Shares issued upon conversion from Class B                    3,857,723       57,299,651
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (456,637)   $   1,646,672
                                                            -----------    -------------
                                                            -----------    -------------
Year ended October 31, 2001:
Shares sold                                                  17,011,208    $ 302,651,937
Shares issued in reinvestment of dividends and
  distributions                                               2,485,771       43,563,079
Shares reacquired                                           (21,592,286)    (383,349,529)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (2,095,307)     (37,134,513)
Shares issued upon conversion from Class B                   10,665,793      189,479,747
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                 8,570,486    $ 152,345,234
                                                            -----------    -------------
                                                            -----------    -------------
Class B
----------------------------------------------------------
Year ended October 31, 2002:
Shares sold                                                   2,348,863    $  34,521,419
Shares issued in reinvestment of dividends and
  distributions                                               2,277,194       35,228,187
Shares reacquired                                            (5,471,858)     (75,693,521)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                   (845,801)      (5,943,915)
Shares reacquired upon conversion into Class A               (3,888,117)     (57,299,651)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (4,733,918)   $ (63,243,566)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended October 31, 2001:
Shares sold                                                   3,495,712    $  62,150,722
Shares issued in reinvestment of dividends and
  distributions                                               2,321,499       40,523,175
Shares reacquired                                            (5,043,107)     (89,160,162)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                    774,104       13,513,735
Shares reacquired upon conversion into Class A              (10,727,598)    (189,479,747)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (9,953,494)   $(175,966,012)
                                                            -----------    -------------
                                                            -----------    -------------
Class C
----------------------------------------------------------
Year ended October 31, 2002:
Shares sold                                                     560,206    $   7,855,437
Shares issued in reinvestment of dividends and
  distributions                                                 182,198        2,818,597
Shares reacquired                                              (764,351)     (10,528,977)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   (21,947)   $     145,057
                                                            -----------    -------------
                                                            -----------    -------------

       Prudential Value Fund
             Notes to Financial Statements Cont'd.

Class C                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Year ended October 31, 2001:
Shares sold                                                     856,042    $  15,189,130
Shares issued in reinvestment of dividends and
  distributions                                                 111,197        1,943,025
Shares reacquired                                              (579,873)     (10,194,363)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   387,366    $   6,937,792
                                                            -----------    -------------
                                                            -----------    -------------
Class Z
----------------------------------------------------------
Year ended October 31, 2002:
Shares sold                                                   1,471,778    $  21,850,821
Shares issued in reinvestment of dividends and
  distributions                                                 404,551        6,294,812
Shares reacquired                                            (3,177,415)     (43,772,022)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (1,301,086)   $ (15,626,389)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended October 31, 2001:
Shares sold                                                   1,535,714    $  27,270,042
Shares issued in reinvestment of dividends and
  distributions                                                 284,187        4,983,878
Shares reacquired                                            (6,230,051)    (113,104,757)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (4,410,150)   $ (80,850,837)
                                                            -----------    -------------
                                                            -----------    -------------

Note 8. Change in Subadvisor

On December 12, 2002, the Board of Trustees approved a reallocation of assets of the Fund from Deutsche Asset Management Inc. and Victory Capital Management Inc. to Jennison Associates LLC. Jennison will be responsible for managing 100% of the Fund's assets effective as of the close of business December 12, 2002.

                                                        ANNUAL REPORT
                                                        OCTOBER 31, 2002
            PRUDENTIAL
            VALUE FUND
--------------------------------------------------------------------------------
                                                        FINANCIAL HIGHLIGHTS

       Prudential Value Fund
             Financial Highlights

                                                                      Class A
                                                                -------------------
                                                                    Year Ended
                                                                October 31, 2002(c)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $   16.09
                                                                    ----------
Income from investment operations
Net investment income                                                      .11
Net realized and unrealized gain (loss) on investment
   transactions                                                          (2.43)
                                                                    ----------
   Total from investment operations                                      (2.32)
                                                                    ----------
Less distributions
Dividends from net investment income                                      (.10)
Dividends in excess of net investment income                                --
Distributions from net realized gains                                    (1.50)
                                                                    ----------
   Total distributions                                                   (1.60)
                                                                    ----------
Net asset value, end of year                                         $   12.17
                                                                    ----------
                                                                    ----------
TOTAL RETURN(a):                                                        (16.56)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $ 516,702
Average net assets (000)                                             $ 657,772
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees(b)                                                             1.04%
   Expenses, excluding distribution and service (12b-1)
      fees                                                                 .79%
   Net investment income                                                   .74%
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                  72%

------------------------------
(a) Total return of shares does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average net assets of the Class A shares.
(c) Calculated based upon average shares outstanding during the period.

    34                                     See Notes to Financial Statements

       Prudential Value Fund
             Financial Highlights Cont'd.

                                       Class A
-------------------------------------------------------------------------------------
                               Year Ended October 31,
-------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998
-------------------------------------------------------------------------------------
    $  18.49             $  18.12             $  18.63             $  21.00
----------------     ----------------     ----------------     ----------------
         .16                  .31                  .33                  .45
       (1.22)                2.49                  .58                 (.49)
----------------     ----------------     ----------------     ----------------
       (1.06)                2.80                  .91                 (.04)
----------------     ----------------     ----------------     ----------------
        (.12)                (.25)                (.33)                (.44)
          --                   --                 (.03)                  --
       (1.22)               (2.18)               (1.06)               (1.89)
----------------     ----------------     ----------------     ----------------
       (1.34)               (2.43)               (1.42)               (2.33)
----------------     ----------------     ----------------     ----------------
    $  16.09             $  18.49             $  18.12             $  18.63
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
       (6.21)%              17.60%                5.03%                (.65)%
    $690,433             $634,991             $619,469             $638,547
    $714,431             $571,048             $653,798             $655,776
        1.08%                1.16%                1.02%                 .91%
         .83%                 .91%                 .77%                 .66%
         .83%                1.83%                1.71%                2.19%
         179%                  64%                  17%                  22%

    See Notes to Financial Statements                                     35

       Prudential Value Fund
             Financial Highlights Cont'd.

                                                                      Class B
                                                                -------------------
                                                                    Year Ended
                                                                October 31, 2002(c)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $   15.92
                                                                    ----------
Income from investment operations
Net investment loss                                                        (--)(b)
Net realized and unrealized gain (loss) on investment
transactions                                                             (2.40)
                                                                    ----------
   Total from investment operations                                      (2.40)
                                                                    ----------
Less distributions
Dividends from net investment income                                        --
Dividends in excess of net investment income                                --
Distributions from net realized gains                                    (1.50)
                                                                    ----------
   Total distributions                                                   (1.50)
                                                                    ----------
Net asset value, end of year                                         $   12.02
                                                                    ----------
                                                                    ----------
TOTAL RETURN(a):                                                        (17.21)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $ 241,923
Average net assets (000)                                             $ 347,114
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                                1.79%
   Expenses, excluding distribution and service (12b-1)
      fees                                                                 .79%
   Net investment loss                                                    (.01)%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Less than $.005 per share.
(c) Calculated based upon average shares outstanding during the period.

    36                                     See Notes to Financial Statements

       Prudential Value Fund
             Financial Highlights Cont'd.

                                       Class B
-------------------------------------------------------------------------------------
                               Year Ended October 31,
-------------------------------------------------------------------------------------
      2001                 2000                 1999                 1999
-------------------------------------------------------------------------------------
   $    18.38           $    18.06           $    18.57           $    20.93
----------------     ----------------     ----------------     ----------------
          .03                  .20                  .19                  .29
        (1.22)                2.46                  .58                 (.48)
----------------     ----------------     ----------------     ----------------
        (1.19)                2.66                  .77                 (.19)
----------------     ----------------     ----------------     ----------------
         (.05)                (.16)                (.19)                (.28)
           --                   --                 (.03)                  --
        (1.22)               (2.18)               (1.06)               (1.89)
----------------     ----------------     ----------------     ----------------
        (1.27)               (2.34)               (1.28)               (2.17)
----------------     ----------------     ----------------     ----------------
   $    15.92           $    18.38           $    18.06           $    18.57
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
        (6.93)%              16.71%                4.25%               (1.35)%
   $  395,833           $  639,755           $1,006,346           $1,299,962
   $  529,705           $  778,722           $1,200,663           $1,391,826
         1.83%                1.91%                1.77%                1.66%
          .83%                 .91%                 .77%                 .66%
          .12%                1.13%                 .98%                1.44%

    See Notes to Financial Statements                                     37

       Prudential Value Fund
             Financial Highlights Cont'd.

                                                                      Class C
                                                                -------------------
                                                                    Year Ended
                                                                October 31, 2002(d)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $ 15.92
                                                                     --------
Income from investment operations
Net investment loss                                                       (--)(b)
Net realized and unrealized gain (loss) on investment
transactions                                                            (2.40)
                                                                     --------
  Total from investment operations                                      (2.40)
                                                                     --------
Less distributions
Dividends from net investment income                                       --
Dividends in excess of net investment income                               --
Distributions from net realized gains                                   (1.50)
                                                                     --------
   Total distributions                                                  (1.50)
                                                                     --------
Net asset value, end of year                                          $ 12.02
                                                                     --------
                                                                     --------
TOTAL RETURN(a):                                                       (17.21)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $22,728
Average net assets (000)                                              $29,071
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                               1.79%
   Expenses, excluding distribution and service (12b-1)
      fees                                                                .79%
   Net investment loss                                                      0%(c)

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Less than $.005 per share.
(c) Less than .005%.
(d) Calculated based upon average shares outstanding during the period.

    38                                     See Notes to Financial Statements

       Prudential Value Fund
             Financial Highlights Cont'd.

                                       Class C
-------------------------------------------------------------------------------------
                               Year Ended October 31,
-------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998
-------------------------------------------------------------------------------------
    $  18.38             $  18.06             $  18.57             $  20.93
    --------             --------             --------             --------
         .02                  .19                  .19                  .30
       (1.21)                2.47                  .58                 (.49)
    --------             --------             --------             --------
       (1.19)                2.66                  .77                 (.19)
    --------             --------             --------             --------
        (.05)                (.16)                (.19)                (.28)
          --                   --                 (.03)                  --
       (1.22)               (2.18)               (1.06)               (1.89)
    --------             --------             --------             --------
       (1.27)               (2.34)               (1.28)               (2.17)
    --------             --------             --------             --------
    $  15.92             $  18.38             $  18.06             $  18.57
    --------             --------             --------             --------
    --------             --------             --------             --------
       (6.93)%              16.71%                4.25%               (1.35)%
    $ 30,459             $ 28,032             $ 33,685             $ 37,988
    $ 31,358             $ 27,782             $ 36,981             $ 31,345
        1.83%                1.91%                1.77%                1.66%
         .83%                 .91%                 .77%                 .66%
         .08%                1.10%                 .98%                1.47%

    See Notes to Financial Statements                                     39

       Prudential Value Fund
             Financial Highlights Cont'd.

                                                                      Class Z
                                                                -------------------
                                                                    Year Ended
                                                                October 31, 2002(b)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $ 16.14
                                                                     --------
Income from investment operations
Net investment income                                                     .14
Net realized and unrealized gain (loss) on investment
transactions                                                            (2.43)
                                                                     --------
   Total from investment operations                                     (2.29)
                                                                     --------
Less distributions
Dividends from net investment income                                     (.14)
Dividends in excess of net investment income                               --
Distributions from net realized gains                                   (1.50)
                                                                     --------
   Total distributions                                                  (1.64)
                                                                     --------
Net asset value, end of year                                          $ 12.21
                                                                     --------
                                                                     --------
TOTAL RETURN(a):                                                       (16.34)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $31,300
Average net assets (000)                                              $58,256
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                                .79%
   Expenses, excluding distribution and service (12b-1)
      fees                                                                .79%
   Net investment income                                                  .98%

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Calculated based upon average shares outstanding during the period.

    40                                     See Notes to Financial Statements

       Prudential Value Fund
             Financial Highlights Cont'd.

                                       Class Z
-------------------------------------------------------------------------------------
                            Year Ended October 31,
-------------------------------------------------------------------------------
      2001                 2000                 1999                 1998
-------------------------------------------------------------------------------------
    $  18.52             $  18.13             $  18.64             $  21.00
----------------     ----------------     ----------------     ----------------
         .28                  .35                  .38                  .52
       (1.30)                2.50                  .58                 (.51)
----------------     ----------------     ----------------     ----------------
       (1.02)                2.85                  .96                  .01
----------------     ----------------     ----------------     ----------------
        (.14)                (.28)                (.38)                (.48)
          --                   --                 (.03)                  --
       (1.22)               (2.18)               (1.06)               (1.89)
----------------     ----------------     ----------------     ----------------
       (1.36)               (2.46)               (1.47)               (2.37)
----------------     ----------------     ----------------     ----------------
    $  16.14             $  18.52             $  18.13             $  18.64
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
       (5.98)%              17.94%                5.28%                (.40)%
    $ 62,366             $153,246             $136,529             $142,918
    $ 69,810             $141,384             $144,747             $103,474
         .83%                 .91%                 .77%                 .66%
         .83%                 .91%                 .77%                 .66%
        1.11%                2.07%                1.97%                2.49%

    See Notes to Financial Statements                                     41

       Prudential Value Fund
             Report of Independent Accountants

To the Shareholders and Trustees of
Prudential Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Value Fund (the 'Fund'), at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion. PricewaterhouseCoopers LLP
New York, New York
December 19, 2002

       Prudential Value Fund
             Tax Information (Unaudited)

      We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (October 31, 2002) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, we are advising you that during the fiscal year ended October 31, 2002, dividends paid from net investment income totaling $.10 per Class A share and $.14 per Class Z are taxable as ordinary income. In addition, the Fund paid distributions of $1.50 per Class A, B, C and Z share, which represents dividends from long-term capital gains. Further, we wish to advise you that 100% of the ordinary income dividend paid in the fiscal year ended October 31, 2002 qualified for the corporate dividends received deduction available to corporate taxpayers. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

      In January 2003, you will be advised on IRS Form 1099 DIV or substitute Form 1099, as to the federal tax status of the distributions received by you in calendar 2002. The amounts that will be reported on such form 1099 DIV will be the amounts to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2002.

       Prudential Value Fund      www.prudential.com  (800) 225-1852
             Management of the Fund (Unaudited)

      Information pertaining to the Trustees of the Fund is set forth below. Trustees who are not deemed to be 'interested persons' of the Fund (as defined in the 1940 Act), are referred to as 'Independent Trustees.' Trustees who are deemed to be 'interested persons' of the Fund are referred to as 'Interested Trustees.' 'Fund Complex' consists of the Fund and any other investment companies managed by Prudential Investments LLC
      (PI).

       Independent Trustees

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                Position        Office***                                     Fund Complex            Other
                                with the        and Length        Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         Fund          of Time Served       During Past 5 Years           Trustee       by the Trustee****
------------------------------------------------------------------------------------------------------------------------------------
Saul K. Fenster, Ph.D. (69)     Trustee         Since 2000    Currently President Emeritus         79        Member (since 2000),
                                                              of New Jersey Institute of                     Board of Directors of
                                                              Technology; formerly President                 IDT Corporation.
                                                              (1978-2002) of New Jersey
                                                              Institute of Technology;
                                                              Commissioner (1998-2002) of
                                                              the Middle States Association,
                                                              Commission on Higher
                                                              Education; Commissioner
                                                              (1985-2002) of the New Jersey
                                                              Commission on Science and
                                                              Technology; Director (since
                                                              1998) of Society of
                                                              Manufacturing Engineering
                                                              Education Foundation, formerly
                                                              a director or trustee of
                                                              Liberty Science Center, the
                                                              Research and Development
                                                              Council of New Jersey, New
                                                              Jersey State Chamber of
                                                              Commerce, and National Action
                                                              Council for Minorities in
                                                              Engineering.

Delayne Dedrick Gold (64)       Trustee         Since 1996    Marketing Consultant.                89

Douglas H. McCorkindale (63)    Trustee         Since 1987    Chairman (since February             75        Director of Continental
                                                              2001), Chief Executive Officer                 Airlines, Inc.;
                                                              (since June 2000) and                          Director (since May
                                                              President (since September                     2001) of Lockheed
                                                              1997) of Gannett Co. Inc.                      Martin Corp. (aerospace
                                                              (publishing and media);                        and defense); Director
                                                              formerly Vice Chairman (March                  of The High Yield Plus
                                                              1984-May 2000) of Gannett Co.                  Fund, Inc. (since
                                                              Inc.                                           1996).

    44                                                                    45

       Prudential Value Fund      www.prudential.com  (800) 225-1852
             Management of the Fund (Unaudited) Cont'd.

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                Position        Office***                                     Fund Complex            Other
                                with the        and Length        Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         Fund          of Time Served       During Past 5 Years           Trustee       by the Trustee****
------------------------------------------------------------------------------------------------------------------------------------
W. Scott McDonald, Jr. (65)     Trustee         Since 2000    Vice President (since 1997) of       79
                                                              Kaludis Consulting Group,
                                                              Inc., (company serving higher
                                                              education); formerly principal
                                                              (1995-1997) of Scott McDonald
                                                              & Associates; Chief Operating
                                                              Officer (1991-1995) of
                                                              Fairleigh Dickinson
                                                              University, Executive Vice
                                                              President and Chief Operating
                                                              Officer (1975-1991) of Drew
                                                              University; Interim President
                                                              (1988-1990), Drew University;
                                                              and a former director of
                                                              School, College and University
                                                              Underwriters Ltd.

Thomas T. Mooney (61)           Trustee         Since 1986    President of Greater Rochester       95        Director, President and
                                                              Metro Chamber of Commerce;                     Treasurer (since 1986)
                                                              formerly Rochester City                        of First Financial
                                                              Manager; formerly Deputy                       Fund, Inc. and Director
                                                              Monroe County Executive;                       (since 1988) of The
                                                              Trustee of Center for                          High Yield Plus Fund,
                                                              Governmental Research, Inc.;                   Inc.
                                                              Director of Blue Cross of
                                                              Rochester; Monroe County Water
                                                              Authority and Executive
                                                              Service Corps of Rochester.

Stephen P. Munn (60)            Trustee         Since 1996    Formerly Chief Executive             73        Chairman of the Board
                                                              Officer (1988-2001) and                        (since January 1994)
                                                              President of Carlisle                          and Director (since
                                                              Companies Incorporated.                        1988) of Carlisle
                                                                                                             Companies Incorporated
                                                                                                             (manufacturer of
                                                                                                             industrial products);
                                                                                                             Director of Gannett Co.
                                                                                                             Inc. (publishing and
                                                                                                             media).

Richard A. Redeker (59)         Trustee         Since 1993    Formerly Management Consultant       73
                                                              of Invesmart, Inc. (August
                                                              2001-October 2001); formerly
                                                              employee of Prudential
                                                              Investments (October
                                                              1996-December 1998).

Robin B. Smith (63)             Trustee         Since 1996    Chairman and Chief Executive         69        Director of BellSouth
                                                              Officer (since August 1996) of                 Corporation (since
                                                              Publishers Clearing House                      1992) and Kmart
                                                              (direct marketing); formerly                   Corporation (retail)
                                                              President and Chief Executive                  (since 1996).
                                                              Officer (January 1988-August
                                                              1996) of Publishers Clearing
                                                              House.

    46                                                                    47

       Prudential Value Fund      www.prudential.com  (800) 225-1852
             Management of the Fund (Unaudited) Cont'd.

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                Position        Office***                                     Fund Complex            Other
                                with the        and Length        Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         Fund          of Time Served       During Past 5 Years           Trustee       by the Trustee****
------------------------------------------------------------------------------------------------------------------------------------
Louis A. Weil, III (61)         Trustee         Since 1986    Formerly Chairman (January           73
                                                              1999-July 2000), President and
                                                              Chief Executive Officer
                                                              (January 1996-July 2000) and
                                                              Trustee (since September 1991)
                                                              of Central Newspapers, Inc.;
                                                              formerly Chairman of the Board
                                                              (January 1996-July 2000),
                                                              Publisher and Chief Executive
                                                              Officer (August 1991-December
                                                              1995) of Phoenix Newspapers,
                                                              Inc.

Clay T. Whitehead (64)          Trustee         Since 1996    President (since 1983) of            91        Director (since 2000)
P.O. Box 8090                                                 National Exchange Inc. (new                    of First Financial
McLean, VA 22106-8090                                         business development firm).                    Fund, Inc. and Director
                                                                                                             (since 2000) of The
                                                                                                             High Yield Plus Fund,
                                                                                                             Inc.

       Interested Trustees

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                Position        Office***                                     Fund Complex            Other
                                with the        and Length        Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         Fund          of Time Served       During Past 5 Years           Trustee       by the Trustee****
------------------------------------------------------------------------------------------------------------------------------------
*Robert F. Gunia (55)           Vice            Since 1987    Executive Vice President and         112       Vice President and
                                President                     Chief Administrative Officer                   Director (since May
                                and Trustee                   (since June 1999) of                           1989) of The Asia
                                                              Prudential Investments LLC;                    Pacific Fund, Inc.
                                                              Executive Vice President and
                                                              Treasurer (since January 1996)
                                                              of PI; President (since April
                                                              1999) of Prudential Investment
                                                              Management Services LLC
                                                              (PIMS); Corporate Vice
                                                              President (since September
                                                              1997) of The Prudential
                                                              Insurance Company of America
                                                              (Prudential); formerly Senior
                                                              Vice President (March 1987-May
                                                              1999) of Prudential Securities
                                                              Incorporated (Prudential
                                                              Securities); formerly Chief
                                                              Administrative Officer (July
                                                              1989-September 1996), Director
                                                              (January 1989-September 1996),
                                                              and Executive Vice President,
                                                              Treasurer and Chief Financial
                                                              Officer (June 1987-September
                                                              1996) of Prudential Mutual
                                                              Fund Management, Inc. (PMF);
                                                              Vice President and Director
                                                              (since May 1992) of
                                                              Nicholas-Applegate Fund, Inc.

    48                                                                    49

       Prudential Value Fund      www.prudential.com  (800) 225-1852
             Management of the Fund (Unaudited) Cont'd.

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                Position        Office***                                     Fund Complex            Other
                                with the        and Length        Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         Fund          of Time Served       During Past 5 Years           Trustee       by the Trustee****
------------------------------------------------------------------------------------------------------------------------------------
*David R. Odenath, Jr. (45)     President       Since 1999    President, Chief Executive           115
                                and Trustee                   Officer and Chief Operating
                                                              Officer (since June 1999) of
                                                              PI; Senior Vice President
                                                              (since June 1999) of
                                                              Prudential; formerly Senior
                                                              Vice President (August
                                                              1993-May 1999) of PaineWebber
                                                              Group, Inc.

*Judy A. Rice (54)              Vice            Since 2000    Executive Vice President             111
                                President                     (since 1999) of PI; formerly
                                and Trustee                   various positions to Senior
                                                              Vice President (1992-1999),
                                                              Prudential Securities; and
                                                              various positions to Managing
                                                              Director (1975-1992) of
                                                              Salomon Smith Barney; Member
                                                              of Board of Governors of the
                                                              Money Management Institute;
                                                              Member of the Prudential
                                                              Securities Operating Council
                                                              and a Member of the Board of
                                                              Directors for the National
                                                              Association for Variable
                                                              Annuities.

      Information pertaining to the Officers of the Fund who are not also Trustees is set forth below.

       Officers

                                                 Term of
                                Position        Office***
                                with the        and Length        Principal Occupations
Name, Address** and Age         Fund          of Time Served       During Past 5 Years
--------------------------------------------------------------------------------------------
Grace C. Torres (43)            Treasurer       Since 1997    Senior Vice President (since
                                and                           January 2000) of PI; formerly
                                Principal                     First Vice President (December
                                Financial                     1996-January 2000) of PI and
                                and                           First Vice President (March
                                Accounting                    1993-1999) of Prudential
                                Officer                       Securities.

    50                                                                    51

       Prudential Value Fund      www.prudential.com  (800) 225-1852
             Management of the Fund (Unaudited) Cont'd.

                                                 Term of
                                Position        Office***
                                with the        and Length        Principal Occupations
Name, Address** and Age         Fund          of Time Served       During Past 5 Years
--------------------------------------------------------------------------------------------
Maria G. Master (32)            Secretary       Since 2002    Vice President and Corporate
                                                              Counsel (since August 2001) of
                                                              Prudential; formerly
                                                              Financial/Economic Analyst
                                                              with the Federal Reserve Bank
                                                              of New York (April 1999-July
                                                              2001), Associate Attorney of
                                                              Swidler Berlin Shereff
                                                              Friedman LLP (March 1997-April
                                                              1999) and Associate Attorney
                                                              of Riker, Danzig, Scherer,
                                                              Hyland & Perretti LLP (August
                                                              1995-March 1997).

Marguerite E.H. Morrison (46)   Assistant       Since 2002    Vice President and Chief Legal
                                Secretary                     Officer-Mutual Funds and Unit
                                                              Investment Trusts (since
                                                              August 2000) of Prudential;
                                                              Senior Vice President and
                                                              Assistant Secretary (since
                                                              February 2001) of PI; Vice
                                                              President and Assistant
                                                              Secretary of PIMS (since
                                                              October 2001), previously Vice
                                                              President and Associate
                                                              General Counsel (December
                                                              1996-February 2001) of PI and
                                                              Vice President and Associate
                                                              General Counsel (September
                                                              1987-September 1996) of
                                                              Prudential Securities.

    52                                                                    53

       Prudential Value Fund      www.prudential.com  (800) 225-1852
             Management of the Fund (Unaudited) Cont'd.

                                                 Term of
                                Position        Office***
                                with the        and Length        Principal Occupations
Name, Address** and Age         Fund          of Time Served       During Past 5 Years
--------------------------------------------------------------------------------------------
Maryanne Ryan (38)              Anti-Money      Since 2002    Vice President, Prudential
                                Laundering                    (since November 1998; First
                                Compliance                    Vice President of Prudential
                                Officer                       Securities (March 1997-May
                                                              1998).

------------------

    * 'Interested' Trustee, as defined in the 1940 Act, by reason of affiliation with the Manager (Prudential Investments LLC), the Adviser (Jennison Associates LLC)
      or the Distributor (Prudential Investment Management Services LLC).
   ** Unless otherwise noted, the address of the Trustees and officers is c/o
      Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark,
      New Jersey 07102-4077.
  *** There is no set term of office for Trustees and Officers. The Independent
      Trustees have adopted a retirement policy, which calls for the retirement of
      Trustees on December 31 of the year in which they reach the age of 75. The table shows the number of years for which they have served as a Trustee and/or Officer.
 **** This column includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934 (that is,
      'public companies') or other investment companies registered under the 1940 Act.

Additional information about the Fund's Trustees is included in the Fund's Statement of Additional Information which is available without charge, upon request, by calling (800) 225-1852 or (732) 482-7555 (Calling from outside the U.S.)

    54                                                                    55

Prudential Value Fund

Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial professional or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

PRUDENTIAL MUTUAL FUNDS

Stock Funds
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Index Series Fund
     Prudential Stock Index Fund
Prudential Tax-Managed Funds
     Prudential Tax-Managed Equity Fund
Prudential Value Fund
The Prudential Investment Portfolios, Inc.
     Prudential Jennison Growth Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
     Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
The Prudential Investment Portfolios, Inc.
     Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
     Prudential Financial Services Fund
     Prudential Health Sciences Fund
     Prudential Technology Fund
     Prudential Utility Fund


Global/International Stock Funds
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
     Prudential Global Growth Fund
     Prudential International Value Fund
     Prudential Jennison International Growth Fund

Balanced/Allocation Fund
The Prudential Investment Portfolios, Inc.
     Prudential Active Balanced Fund

Bond Funds
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
     Income Portfolio
Prudential Total Return Bond Fund, Inc.

Municipal Bond Funds
Prudential California Municipal Fund
     California Series
     California Income Series
Prudential Municipal Bond Fund
     High Income Series
     Insured Series
                                  www.prudential.com  (800) 225-1852

Prudential Municipal Series Fund
     Florida Series
     New Jersey Series
     New York Series
     Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Fund
Prudential Global Total Return Fund, Inc.

Money Market Funds
Taxable Money Market Funds
Cash Accumulation Trust
     Liquid Assets Fund
     National Money Market Fund
Prudential Government Securities Trust
     Money Market Series
     U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
     Institutional Money Market Series
Prudential MoneyMart Assets, Inc.

Municipal Money Market Funds
Prudential California Municipal Fund
     California Money Market Series
Prudential Municipal Series Fund
     New Jersey Money Market Series
     New York Money Market Series

Tax-Free Money Market Funds
COMMAND Tax-Free Fund
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
COMMAND Government Fund
COMMAND Money Fund
Special Money Market Fund, Inc.*
     Money Market Series


STRATEGIC PARTNERS
MUTUAL FUNDS**

Strategic Partners Asset Allocation Funds
   Strategic Partners Conservative Growth Fund
   Strategic Partners Moderate Growth Fund
   Strategic Partners High Growth Fund

Strategic Partners Style Specific Funds
   Strategic Partners
      Large Capitalization Growth Fund
   Strategic Partners
      Large Capitalization Value Fund
   Strategic Partners
      Small Capitalization Growth Fund
   Strategic Partners
      Small Capitalization Value Fund
   Strategic Partners
      International Equity Fund
   Strategic Partners
      Total Return Bond Fund

Strategic Partners Opportunity Funds
   Strategic Partners Focused Growth Fund
   Strategic Partners New Era Growth Fund
   Strategic Partners Focused Value Fund
   Strategic Partners Mid-Cap Value Fund

Special Money Market Fund, Inc.*
   Money Market Series


* This Fund is not a direct purchase money fund and is only an exchangeable money fund.
** Not exchangeable with Prudential mutual funds.

Prudential Value Fund

Class A     Growth of a $10,000 Investment

(LINE GRAPH)

Average Annual Total Returns as of 10/31/02
                                                          Since
                         One Year  Five Years Ten Years Inception
With Sales Charge        -20.73%     -1.82%     8.45%     8.93%
Without Sales Charge     -16.56%     -0.81%     9.01%     9.37%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of annual total returns for the past ten years. The graph compares a $10,000 investment in the Prudential Value Fund (Class A shares) with a similar investment in the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) and the Russell 1000 Value Index by portraying the initial account values at the beginning of the ten-year period of Class A shares (October 31, 1992) and the account values at the end of the current fiscal year (October 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Without the distribution and service (12b-1) fee waiver for Class A shares, the returns would have been lower. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or following the redemption of the Fund's shares. The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The Russell 1000 Value Index is an unmanaged index comprising those securities in the Russell 1000 Index with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price/earnings ratios, higher dividend yields, and lower forecasted growth values. The total returns of the indexes include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise these indexes may differ substantially from the securities in the Fund. These indexes are not the only ones that may be used to characterize performance of large-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with Securities and Exchange Commission (SEC) regulations.

                                  www.prudential.com  (800) 225-1852

Class B     Growth of a $10,000 Investment

(LINE GRAPH)

Average Annual Total Returns as of 10/31/02
                                                          Since
                        One Year   Five Years Ten Years Inception
With Sales Charge        -20.99%     -1.67%     8.19%     8.26%
Without Sales Charge     -17.21%     -1.55%     8.19%     8.26%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of annual total returns for the past ten years. The graph compares a $10,000 investment in the Prudential Value Fund (Class B shares) with a similar investment in the S&P 500 Index and the Russell 1000 Value Index by portraying the initial account values at the beginning of the ten-year period of Class B shares (October 31, 1992) and the account values at the end of the current fiscal year (October 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge (CDSC) was deducted from the value of the investment in Class B shares, assuming full redemption on October 31, 2002; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or following the redemption of the Fund's shares. The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The Russell 1000 Value Index is an unmanaged index comprising those securities in the Russell 1000 Index with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price/earnings ratios, higher dividend yields, and lower forecasted growth values. The total returns of the indexes include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise these indexes may differ substantially from the securities in the Fund. These indexes are not the only ones that may be used to characterize performance of large-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with SEC regulations.

Prudential Value Fund

Class C     Growth of a $10,000 Investment

(LINE GRAPH)

Average Annual Total Returns as of 10/31/02
                                                            Since
                         One Year  Five Years   Ten Years Inception
With Sales Charge        -18.79%     -1.75%         N/A     6.55%
Without Sales Charge     -17.21%     -1.55%         N/A     6.68%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of annual total returns since inception of the share class. The graph compares a $10,000 investment in the Prudential Value Fund (Class C shares) with a similar investment in the S&P 500 Index and the Russell 1000 Value Index by portraying the initial account values at the commencement of operations of Class C shares (August 1, 1994) and the account values at the end of the current fiscal year (October 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the applicable front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the applicable CDSC was deducted from the value of the investment in Class C shares, assuming full redemption on October 31, 2002; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or following the redemption of the Fund's shares. The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The Russell 1000 Value Index is an unmanaged index comprising those securities in the Russell 1000 Index with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price/earnings ratios, higher dividend yields, and lower forecasted growth values. The total returns of the indexes include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise these indexes may differ substantially from the securities in the Fund. These indexes are not the only ones that may be used to characterize performance of large-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with SEC regulations.

                                  www.prudential.com  (800) 225-1852

Class Z     Growth of a $10,000 Investment

(LINE GRAPH)

Average Annual Total Returns as of 10/31/02
                                                            Since
                        One Year  Five Years   Ten Years  Inception
                         -16.34%     -0.55%       N/A        6.12%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst- year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of annual total returns since inception of the share class. The graph compares a $10,000 investment in the Prudential Value Fund
(Class Z shares) with a similar investment in the S&P 500 Index and the Russell 1000 Value Index by portraying the initial account values at the commencement of operations of Class Z shares (March 1, 1996) and the account values at the end of the current fiscal year (October 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted, and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or following the redemption of the Fund's shares. The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The Russell 1000 Value Index is an unmanaged index comprising those securities in the Russell 1000 Index with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price/earnings ratios, higher dividend yields, and lower forecasted growth values. The total returns of the indexes include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise these indexes may differ substantially from the securities in the Fund. These indexes are not the only ones that may be used to characterize performance of large-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with SEC regulations.

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
www.prudential.com

TRUSTEES
Saul K. Fenster
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

OFFICERS
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Maria G. Master, Secretary
Marguerite E.H. Morrison, Assistant Secretary
Maryanne Ryan, Anti-Money Laundering
   Compliance Officer

MANAGER
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

INVESTMENT ADVISERS
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

Deutsche Asset Management, Inc.
130 Liberty Street
New York, NY 10006

Victory Capital Management
127 Public Square
Cleveland, OH 44114-1306

DISTRIBUTOR
Prudential Investment
   Management Services LLC
Gateway Center Three, 14th Floor
Newark, NJ 07102-4077

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
Prudential Mutual Fund Services LLC
PO Box 8098
Philadelphia, PA 19101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
Sullivan & Cromwell
125 Broad Street
New York, NY 10004-2498

Mutual funds are not bank guaranteed or FDIC insured, and may lose value.

   Fund Symbols  Nasdaq      CUSIP
     Class A     PBEAX     74438J105
     Class B     PBQIX     74438J204
     Class C     PEICX     74438J303
     Class Z     PEIZX     74438J402

MF131E     IFS-A076310